SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              October 14, 2005
                                                              ----------------



                                  E-LOAN, INC.
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                    001-25621                   77-0460084
         --------                    ----------                  ----------
(State or Other Jurisdiction   (Commission File Number)        I.R.S. Employer
     of Incorporation)                                       Identification No.)



   6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA                 94588
   --------------------------------------------------                -----
      (Address of Principal Executive Offices)                     (Zip Code)




                                 (925) 847-6200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.               OTHER EVENTS.

In a press release dated October 14, 2005, E-LOAN, Inc. (the "Company") announced that the Agreement and Plan of Merger dated as of August 2, 2005 among Popular, Inc., New Popular Acquisitions Corporation and the Company was adopted by the Company's stockholders. The transactions contemplated by the agreement remain subject to the satisfaction of other customary closing conditions contained in the agreement, including the receipt of all regulatory approvals. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

   (c)        Exhibits


Exhibit 99.1 Press Release dated October 14, 2005, announcing that E-LOAN, Inc.'s stockholders have adopted the Agreement and Plan of Merger dated as of August 2, 2005 among Popular, Inc., New Popular Acquisitions Corporation and E-LOAN, Inc.




                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  E-LOAN, INC.


                                  By: /s/ Darren Nelson
                                  ----------------------------
                                     Darren Nelson
                                     Chief Financial Officer



Date: October 14, 2005

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

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION


99.1 Press Release dated October 14, 2005, announcing that E-LOAN, Inc.'s stockholders have adopted the Agreement and Plan of Merger dated as of August 2, 2005 among Popular, Inc., New Popular Acquisitions Corporation and E-LOAN, Inc.